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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
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                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                               Mail Well, Inc.
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            (Exact name of registrant as specified in its charter)

          Colorado                                       84-1250533
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(State of incorporation or organization)    (IRS Employer Identification No.)

   23 Inverness Way East, Suite 160
            Englewood, CO                                   80112
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(Address of principal executive offices)                 (Zip code)

Securities to be registered pursuant to Section 12(b) of the act:

         Title of each class                  Name of each exchange on which
         to be so registered                  each class is to be registered
         -------------------                  ------------------------------

    Convertible Subordinated Notes               New York Stock Exchange

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(C)(2), please check the following box.[ ]

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock Purchase Rights
                         ----------------------------
                               (Title of Class)

                                     None
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Item 1. Description of Securities to be Registered

        The description of the Convertible Subordinated Notes is incorporated by reference to the description contained in the Form S-3 Registration Statement (File No. 333-36337) filed on September 24, 1997 as amended registering such Notes and the prospectus to be filed with respect thereto under Rule 424(b) under the Securities Act of 1933 which prospectus shall be deemed to be incorporated by reference into this registration statement on Form S-A.

Item 2. Exhibit

       *1. Convertible Subordinated Note Indenture (incorporated by reference to
Exhibit 4.2 to Amendment No. 2 to the Registrant's Registration Statement on Form S-3, File No. 333-36337 filed on November 10, 1997).

        2. Convertible Subordinated Note Indenture Supplement including Form of Amendment No. 2 to Note (Exhibit A thereto) (incorporated by reference to
Exhibit 4.5 to Amendment No. 2 to the Registrant's Registration Statement on Form S-3, File No. 333-36337, filed November 10, 1997.

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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: November 11, 1997                 MAIL WELL, INC.


                                        By: \s\ ROGER WERTHEIMER
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                                            ROGER WETHEIMER
                                            Vice President and General Counsel

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